                                   PROSPECTUS

     1  INTRODUCTION
   ---

     2  NOVA FUND
   ---

     4  URSA FUND
   ---

     6  OTC FUND
   ---

     8  PRECIOUS METALS FUND
   ---

    10  U.S. GOVERNMENT BOND FUND
   ---

    12  U.S. GOVERNMENT MONEY MARKET FUND
   ---

    14  MORE INFORMATION ABOUT RISK
   ---

    19  PURCHASING AND REDEEMING SHARES
   ---

    20  MANAGEMENT
   ---

    21  DIVIDENDS, DISTRIBUTIONS AND TAXES
   ---

    23  FINANCIAL HIGHLIGHTS
   ---

    26  BENCHMARK INFORMATION
   ---

    BC  ADDITIONAL INFORMATION
   ---

APRIL 1, 2000

                              RYDEX VARIABLE TRUST

                                   NOVA FUND
                                   URSA FUND
                                    OTC FUND
                              PRECIOUS METALS FUND
                           U.S. GOVERNMENT BOND FUND
                       U.S. GOVERNMENT MONEY MARKET FUND

         6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852
                                  301-468-8520

Rydex Variable Trust (the "Trust") is a mutual fund complex with twenty-two separate investment portfolios (the "Rydex Variable Funds"). This prospectus describes six Funds which are grouped into three categories:

    - BENCHMARK FUNDS -- Nova Fund, Ursa Fund, OTC Fund, and U.S. Government Bond Fund
    - SECTOR FUND -- Precious Metals Fund
    - MONEY MARKET FUND -- U.S. Government Money Market Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity account investors should also review the separate account prospectus prepared by their insurance company.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                            PROSPECTUS  1
                                                                        --------

                  RISK/RETURN INFORMATION COMMON TO THE FUNDS

THE FUNDS' INVESTMENT OBJECTIVES

    Each Fund has a separate investment objective. THE INVESTMENT OBJECTIVE OF EACH SECTOR FUND IS NON-FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL. A general description of the Funds' investment objectives are set forth below:

    - BENCHMARK FUNDS -- Each Benchmark Fund seeks to provide investment results that match the performance of a specific benchmark.

    - SECTOR FUNDS -- The Precious Metals Fund seeks capital appreciation by investing in companies which operate in the precious metals sector.

    - MONEY MARKET FUND -- The U.S. Government Money Market Fund seeks to provide security of principal, high current income and liquidity.

RISKS OF INVESTING IN THE FUNDS

    - The value of the Funds may fluctuate in value from day to day.

    - Fund shares may decline in value, and you may lose money.

THE FUNDS:

    - Are not federally insured;

    - Are not guaranteed by any government agency;

    - Are not bank deposits; and

    - Are not guaranteed to achieve their objectives.

------
2  PROSPECTUS

                         FUND INFORMATION -- NOVA FUND

FUND OBJECTIVE

    The Precious Metals Fund seeks to provide investment results that correspond to a benchmark primarily for metals-related securities. The Fund's current benchmark is the XAU Index.

PORTFOLIO INVESTMENTS

    The Fund invests in securities of companies included in the XAU Index, as well as securities whose performance is expected to track the performance of the XAU Index. The Fund also may engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. The Fund may also invest a portion of its assets in securities of foreign issuers.

RISK CONSIDERATIONS

    The Nova Fund is subject to a number of risks that will affect the value of its shares, including:

    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day-to-day.

    - LEVERAGING RISK -- The Fund invests a percentage of its assets in leveraged instruments, such as certain futures and options contracts. The more the Fund invests in these leveraged instruments, the more this leverage will magnify the Fund's gains or losses on those investments.

    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.

    If the Fund meets its objective, the value of the Fund's shares will tend to increase by 150% of the value of any increase in the S&P 500 Index. However, when the value of the S&P 500 Index declines, the value of the Fund's shares should also decrease by 150% of the value of any decrease in the Index.

                                                            PROSPECTUS  3
                                                                        --------

FUND PERFORMANCE INFORMATION

NOVA FUND PERFORMANCE

    The bar chart and table below show the performance of the Nova Fund both year-by-year and as an average over different periods of time. For periods prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      NOVA FUND
1998     30.06%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.57% (QUARTER ENDED 12/31/98) AND THE LOWEST RETURN FOR A QUARTER WAS -17.16% (QUARTER ENDED 9/30/98).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1998)(1)
                                                                                     S&P 500
                                                                  NOVA FUND         INDEX(2)
                                                              ------------------------------------
  Past One Year                                                    30.06%               26.67%
  Since Inception (05/07/97)                                       32.30%               28.18%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

------
4  PROSPECTUS

                         FUND INFORMATION -- URSA FUND

FUND OBJECTIVE
    The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index.

PORTFOLIO INVESTMENTS
    Unlike a traditional index fund, the Fund's benchmark is to perform exactly opposite the S&P 500 Index, and the Fund will generally not own the securities included in the Index. Instead, as its primary investment strategy, the Fund invests to a significant extent in futures contracts and options on: securities, futures contracts, and stock indexes. On a day-to-day basis, the Fund holds U.S. Government securities to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements and sell securities short.

RISK CONSIDERATIONS
    The Ursa Fund is subject to a number of risks that will affect the value of its shares, including:
    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day-to-day.
    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.
    If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the S&P 500 Index is decreasing. When the value of the S&P 500 Index is increasing, however, the value of the Fund's shares should decrease by an inversely proportionate amount (e.g., if the S&P 500 Index goes up by 10%, the value of the Fund's shares should go down by 10%).

                                                            PROSPECTUS  5
                                                                        --------

FUND PERFORMANCE INFORMATION

URSA FUND PERFORMANCE
    The bar chart and table below show the performance of the Ursa Fund both year-by-year and as an average over different periods of time. For periods prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      URSA FUND
1998    -21.93%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 9.11% (QUARTER ENDED 9/30/98) AND THE LOWEST RETURN FOR A QUARTER WAS -17.22% (QUARTER ENDED 12/31/98).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1998)(1)
                                                                                     S&P 500
                                                                  URSA FUND         INDEX(2)
                                                              ------------------------------------
  Past One Year                                                    -21.93%              26.67%
  Since Inception of Continuous Operations (06/10/97)(3)           -22.43%              25.26%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON JUNE 10, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION, INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 7, 1997 TO MAY 21, 1997 -3.70%; AND MAY 24, 1997 TO JUNE 3, 1997 0.10%.

------
6  PROSPECTUS

                          FUND INFORMATION -- OTC FUND

FUND OBJECTIVE
    The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index-TM-.

PORTFOLIO INVESTMENTS
    The Fund invests principally in securities of companies included in the NASDAQ 100 Index-TM-. It also may invest in other instruments whose performance is expected to correspond to that of the Index, and may engage in futures and options transactions. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
    The OTC Fund is subject to a number of risks that will affect the value of its shares, including:
    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.
    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.
    If the Fund meets its objective, the value of the Fund's shares will tend to increase by the amount of the increase in value of the NASDAQ 100 Index-TM-. However, when the value of the NASDAQ 100 Index-TM- declines, the value of the Fund's shares should also decrease by the amount of the decrease in value of the Index-TM-.

                                                            PROSPECTUS  7
                                                                        --------

FUND PERFORMANCE INFORMATION

OTC FUND PERFORMANCE
    The bar chart and table below show the performance of the OTC Fund both year-by-year and as an average over different periods of time. For periods prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      OTC FUND
1998    83.76%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 35.27% (QUARTER ENDED 12/31/98) AND THE LOWEST RETURN FOR A QUARTER WAS .77% (QUARTER ENDED 9/30/98).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1998)(1)
                                                                                 NASDAQ 100 INDEX-TM-
                                                                  OTC FUND            (2)
                                                              ----------------------------------------
  Past One Year                                                    83.76%               85.31 %
  Since Inception (05/07/97)                                       50.14%               53.01 %

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX-TM- IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OTC MARKET PERFORMANCE.

------
8  PROSPECTUS

                    FUND INFORMATION -- PRECIOUS METALS FUND

FUND OBJECTIVE

    The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PORTFOLIO INVESTMENTS

    The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

    The Precious Metals Fund is subject to a number of risks that will affect the value of the Fund's shares, including:

    - CONCENTRATION RISK -- The risk that the relatively few securities of issuers in the same industry (e.g., mining) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

    - FOREIGN INVESTING RISK -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could effect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies.

                                                            PROSPECTUS  9
                                                                        --------

FUND PERFORMANCE INFORMATION

PRECIOUS METALS FUND PERFORMANCE

    The bar chart and table below show the performance of the Precious Metals Fund both year-by-year and as an average over different periods of time. For the periods prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future. Prior to October 1, 1999, the Precious Metals Fund's objective was to provide investment results that corresponded to a benchmark for precious metals-related securities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      PRECIOUS METALS FUND
1998               -17.24%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 9.07% (QUARTER ENDED 3/31/98) AND THE LOWEST RETURN FOR A QUARTER WAS -13.66% (QUARTER ENDED 12/31/98).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1998)(1)
                                                        PRECIOUS METALS        S&P 500           XAU
                                                            FUND               INDEX(2)        INDEX(3)
                                                        --------------------------------------------------
 Past One Year                                                -17.24%              26.67%        -12.43%
  Since Inception (05/29/97)                                  -28.90%              26.64%        -26.56%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.
(3) THE XAU INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF PRECIOUS METALS SECTOR PERFORMANCE.

------
10  PROSPECTUS

                 FUND INFORMATION -- U.S. GOVERNMENT BOND FUND

FUND OBJECTIVE
    The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.

PORTFOLIO INVESTMENTS
    The Fund invests principally in U.S. Government securities, futures contracts, and options. Some of the Fund's U.S. Government securities will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds and repurchase agreements.

RISK CONSIDERATIONS
    The U.S. Government Bond Fund is subject to a number of risks that will affect the value of its shares, including:
    - FIXED INCOME RISK -- The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.
    - LEVERAGING RISK -- The Fund invests a percentage of its assets in leveraged instruments, such as certain futures and options contracts. The more the Fund invests in these leveraged instruments, the more this leverage will magnify the Fund's gains or losses on those investments.
    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.

    If the Fund meets its objective, the value of the Fund's shares should increase by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline by 120% of any price decline of the Long Treasury Bond.

                                                            PROSPECTUS  11
                                                                        --------

FUND PERFORMANCE INFORMATION

U.S. GOVERNMENT BOND FUND PERFORMANCE

    The bar chart and table below show the performance of the U.S. Government Bond Fund both year-by-year and as an average over different periods of time. For periods prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      U.S. GOVERNMENT BOND FUND
1998                     12.86%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 10.07% (QUARTER ENDED 9/30/98) AND THE LOWEST RETURN FOR A QUARTER WAS -2.58% (QUARTER ENDED 12/31/98).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1998)(1)
                                                                                 LEHMAN LONG TREASURY
                                                  U.S. GOVERNMENT BOND FUND            INDEX(2)
                                                  -------------------------------------------------------
  Past One Year                                                 12.86%                 13.49%
  Since Inception of Continuous Operations
  (08/18/97)(3)                                                 17.46%                 16.54%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE LEHMAN LONG TREASURY INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON AUGUST 18, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION, INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 29, 1997 TO JUNE 5, 1997 1.50%; JUNE 24, 1997 TO JULY 14, 1997 2.20%; AND JULY 29, 1997 TO
    AUGUST 12, 1997 -3.30%.

------
12  PROSPECTUS

             FUND INFORMATION -- U.S. GOVERNMENT MONEY MARKET FUND

FUND OBJECTIVE

    The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENTS
    The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities.

RISK CONSIDERATIONS
    The U.S. Government Money Market Fund is subject to the following risk that will potentially affect the value of its shares:
    - INTEREST RATE RISK -- The Fund's securities are subject to Interest Rate Risk, which is the potential for decline in the price of the Fund's securities due to rising interest rates.
    In addition, the U.S. Government Money Market Fund is governed by SEC rules which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED.

                                                            PROSPECTUS  13
                                                                        --------

FUND PERFORMANCE INFORMATION

U.S. GOVERNMENT MONEY MARKET FUND PERFORMANCE
    The bar chart and table below show the performance of the U.S. Government Money Market Fund both year-by-year and as an average over different periods of time. For periods prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      U.S. GOVERNMENT MONEY MARKET FUND
1998                              2.22%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS
 .68% (QUARTER ENDED 3/31/98) AND THE LOWEST RETURN FOR A QUARTER WAS .58% (QUARTER ENDED 6/30/98).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1998)(1)
                                                              U.S. GOVERNMENT MONEY MARKET FUND
                                                                             ----
 Past One Year                                                               2.22%
  Since Inception (05/07/97)                                                 2.34%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

YIELD - As of December 31, 1998, the current yield of the Fund was 2.85%.

------
14  PROSPECTUS

MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES

    Each Benchmark Fund's objective is to provide investment results that match the performance of a specific benchmark. The current benchmark used by each Fund is set forth below:

            FUND (TICKER SYMBOL)                                        BENCHMARK
 NOVA FUND (RYNVX)                             150% OF THE PERFORMANCE OF THE S&P 500 COMPOSITE STOCK PRICE
                                               INDEX-TM- (SPX)
 URSA FUND (RYURX)                             INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500
                                               COMPOSITE STOCK PRICE INDEX-TM- (SPX)
 OTC FUND (RYOCX)                              100% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX-TM- (NDX)
 U.S. GOVERNMENT BOND FUND (RYGBX)             120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND

A BRIEF GUIDE TO THE BENCHMARKS.

THE S&P 500 COMPOSITE STOCK PRICE INDEX-TM- (S&P 500 INDEX). The S&P 500 Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX-TM-. The NASDAQ 100 Index-TM- is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

ADVISOR'S INVESTMENT STRATEGY IN MANAGING THE FUNDS

BENCHMARK FUNDS. In managing the Benchmark Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective is to match the performance of each Fund's benchmark as closely as possible on a daily basis. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor does not engage in temporary defensive investing, keeping each Fund's assets fully invested in all market environments. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The Advisor may pursue the Funds' investment objectives by utilizing leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices. In addition, the Advisor will regularly utilize short selling techniques designed to help the Ursa Fund's performance to inversely correlate to the performance of the S&P 500 Index.

                                                            PROSPECTUS  15
                                                                        --------

SECTOR FUNDS. In managing the Precious Metals Fund, the Advisor's investment team employs a quantitative model that considers a number of factors. To develop a liquid portfolio of stocks that adequately represents a precious metals market sector, the Advisor applies filters to the broad universe of stocks of issuers that are "principally engaged" in business activities in that industry sector. Specifically, the Advisor's investment process screens stocks primarily based on liquidity, market capitalization, and correlation relative to the entire industry sector. The Advisor also may consider other factors.

The Advisor monitors the Sector Funds' portfolios on an ongoing basis, and adds or deletes stocks from the portfolios as needed.

After constructing a portfolio for the Precious Metals Fund, the Advisor may utilize futures contracts and options to leverage the Fund's exposure to the relevant business sector. The use of leverage will result in the Fund being exposed to its relevant business sector with more than 100% of its total assets.

Each business sector typically consists of numerous industries. For purposes of the Advisor's investment methodology and the policies for the Fund, a company is considered to be "principally engaged" in a designated business activity in a particular economic sector if at least 50% of its assets, gross income, or net profits are committed to, or derived from, that activity. If a question exists as to whether a company meets these standards, the Advisor will determine whether the company's primary business is within the business sector designated for investment by the Fund.

RISKS OF INVESTING IN THE FUNDS

    As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (NOVA, URSA, OTC, AND PRECIOUS METALS FUNDS) -- The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indexes. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME RISK (U.S. GOVERNMENT BOND FUND) -- The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while

------
16  PROSPECTUS

securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

TRACKING ERROR RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET AND PRECIOUS METALS FUNDS) -- While the Funds do not expect returns to deviate from their respective benchmarks by more than ten percent, factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect their ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

TRADING HALT RISK (NOVA, URSA, AND U.S. GOVERNMENT BOND FUNDS) -- The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs at the close of a trading day, a Fund may not be able to purchase or sell options or futures contracts. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

LEVERAGING RISK (NOVA AND U.S. GOVERNMENT BOND FUNDS) -- Leveraging activities include, among other things, borrowing and the use of certain types of short sales, options and futures. There are risks associated with leveraging activities, including:

    - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

    - There may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

    - Although the Funds will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures or options contracts at a time which is advantageous.

    - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following instruments may involve leverage and are subject to certain specific risks:

    FUTURES RISK -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified

                                                            PROSPECTUS  17
                                                                        --------

    exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

    The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

    OPTIONS RISK -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

    Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

    SHORT SALES RISK -- In certain short sales transactions, a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. In another type of short sale, a short sale "against the box," a Fund sells a security it owns or has the right to acquire.

PORTFOLIO TURNOVER RATE RISK (PRECIOUS METALS, OTC AND U.S. GOVERNMENT BOND FUNDS) -- The Trust anticipates that investors that are part of a tactical or strategic asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover rate may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

CONCENTRATION RISK (PRECIOUS METALS FUND) -- Since the Fund invests in the securities of a limited number of issuers conducting business in the precious metals industry, it is subject to the risk that those issuers (or that industry) will perform poorly, and the Fund will be negatively impacted by that poor performance. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals-producing countries. None of the Funds will invest 25% or more of

------
18  PROSPECTUS

the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; EXCEPT THAT, to the extent the benchmark selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

EARLY CLOSING RISK (OTC FUND) -- The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotations system ("NASDAQ") and the New York Stock Exchange ("NYSE") is 4:00 P.M., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

YEAR 2000 RISK (ALL FUNDS) -- The Funds depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Trust has asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from all that they are devoting significant resources to prevent material adverse consequences to the Funds. The Funds and their respective shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

FOREIGN INVESTING RISK (PRECIOUS METALS FUND) -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investments in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies.

                        PURCHASING AND REDEEMING SHARES

    Shares are offered continuously, and may be purchased on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the Securities and Exchange Commission ("SEC"), the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

    Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are

                                                            PROSPECTUS  19
                                                                        --------

subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

    All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. The Trust may suspend redemption, if permitted by the Investment Company Act of 1940 (the "1940 Act"), for any period during which the NYSE, NASDAQ, CME, the Chicago Board Options Exchange ("CBOE") or the Chicago Board of Trade ("CBOT"), as appropriate, is closed or during which trading is restricted by the SEC, or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's investors.

NET ASSET VALUE

    The price per share (the offering price) will be the net asset value per share ("NAV") next determined after your purchase order is received by the Trust. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For most Funds, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time). The NAV of the U.S. Government Bond Fund is determined each Business Day as of the close of normal trading on the CBOT (normally 3:00 P.M., Eastern Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early, the NAV may be calculated earlier in accordance with the policies set forth in the Funds' SAI.

    TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, THE TRUST MUST RECEIVE PURCHASE OR REDEMPTION ORDERS BEFORE 3:45 P.M., EASTERN TIME, FOR THE NOVA, URSA, AND OTC FUNDS, 3:30 P.M., EASTERN TIME, FOR THE PRECIOUS METALS FUND, 2:45 P.M., EASTERN TIME, FOR THE U.S. GOVERNMENT BOND FUND, AND 1:00 P.M., EASTERN TIME, FOR THE MONEY MARKET FUND. HOWEVER, YOUR INSURANCE COMPANY MAY HAVE EARLIER CUTOFF TIMES. VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

                                   MANAGEMENT

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR -- PADCO Advisors II, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment

------
20  PROSPECTUS

advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

    The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds pay the Advisor a fee at an annualized rate, based on the average daily net assets for each Fund, as set forth below:

                                                             CONTRACTUAL   ADVISORY FEES
FUND                                                         ADVISORY FEE  RECEIVED 1998
----------------------------------------------------------------------------------------
Nova                                                             .75%          .71%
Ursa                                                             .90%          .73%
OTC                                                              .75%          .72%
Precious Metals                                                  .75%          .59%
U.S. Government Bond                                             .50%          .50%
U.S. Government Money Market                                     .50%          .28%

    The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGEMENT

    The portfolio manager of the Ursa Fund and the OTC Fund is Michael P. Byrum, who is a Vice President and the Advisor's senior portfolio manager. Prior to joining the Advisor as a portfolio manager in July 1993, Mr. Byrum worked as an investor representative with MMA.

    The portfolio manager of the Nova Fund is Thomas Michael, who joined the Advisor as a portfolio manager in March 1994. From 1992 to February 1994, Mr. Michael was a financial markets analyst at Cedar Street Investment Management Co., of Chicago, Illinois, an institutional consulting firm specializing in developing hedging and speculative strategies in stock index futures contracts and U.S. Treasury bond futures contracts.

    The Precious Metals Fund is managed by a team and no one person is responsible for making investment decisions for the Fund.

    The portfolio manager of the U.S. Government Bond Fund is Anne H. Ruff, who joined the Advisor as a portfolio manager in August 1996. From 1989 to 1995, Ms. Ruff worked as a portfolio

                                                            PROSPECTUS  21
                                                                        --------

manager for United Services Life Insurance Company in Arlington, Virginia, where she managed $2.5 billion in fixed-income portfolios.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

    Income dividends and capital gain distributions are paid at least annually by each of the Funds, except the U.S. Government Money Market and the U.S. Government Bond Funds, which declare and pay dividends daily to the insurance company. The Trust may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

    Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to Shareholders. A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes.

    In addition to qualifying for special tax treatment as a regulated investment company, the Funds intend to meet special diversification requirements of the Internal Revenue Code (the "Code") in order to assure insurance companies that their variable annuity and variable life contracts qualify as insurance under the Code.

------
22  PROSPECTUS

                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information for the period ended December 31, 1998, which relates to the Funds, has been audited by Deloitte & Touche LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. Our 1998 Annual Report is available upon request and without charge by calling 1-301-468-8520 collect. The 1998 Annual Report is incorporated by reference in the SAI.

FINANCIAL HIGHLIGHTS

                                           NOVA                                         URSA
                                --------------------------    --------------------------------------------------------
                                  YEAR          PERIOD          YEAR         JUNE 10,
                                  ENDED          ENDED         ENDED         1997 TO        MAY 24,         MAY 7,
                                DECEMBER       DECEMBER       DECEMBER       DECEMBER       1997 TO         1997 TO
                                   31,            31,           31,            31,          JUNE 3,         MAY 21,
                                  1998           1997*          1998          1997+          1997+          1997+*
                                -----------    -----------    -----------    -----------    -----------    -----------
Per Share Operating
 Performance:++
Net Asset Value -- Beginning
 of Period..................      $ 12.21        $ 10.00        $ 8.07         $ 9.36         $ 9.57         $ 10.00
                                  -------        -------        ------         ------         ------         -------
  Net Investment Income
   (Loss)...................          .04            .07           .06           (.01)           .00            (.04)
  Net Realized and
   Unrealized Gains (Losses)
   on Securities............         3.63           2.14         (1.83)         (1.28)           .01            (.33)
  Dividends to Shareholders
   from Net Investment
   Income...................          .00            .00           .00            .00            .00             .00
  Distributions (from
   capital gains)...........          .00            .00           .00            .00            .00             .00
                                  -------        -------        ------         ------         ------         -------
  Net Increase (Decrease) in
   Net Asset Value..........         3.67           2.21         (1.77)         (1.29)           .01            (.37)
                                  -------        -------        ------         ------         ------         -------
Net Asset Value -- End of
 Period.....................      $ 15.88        $ 12.21        $ 6.30         $ 8.07         $ 9.58         $  9.63
                                  =======        =======        ======         ======         ======         =======
Total Investment Return.....        30.06%                      (21.93)%
Ratios to Average Net Assets
  Gross Expenses............         3.26%          9.09%**       3.76%          9.21%**       85.10%**        13.62%**
  Net Expenses..............         3.22%          2.80%**       3.59%          2.90%**        2.90%**         2.90%**
  Net Investment Income
   (Loss)...................         0.27%          0.91%**       0.89%         (0.27)%**       2.76%**       (10.05)%**
Supplementary Data:
Portfolio Turnover
 Rate***....................            0%        178.34%            0%             0%             0%              0%
Net Assets, End of Period
 (000's omitted)............      $29,258        $10,448        $5,509         $2,879         $   --         $    --

------------

*     COMMENCEMENT OF OPERATIONS: NOVA AND URSA -- MAY 7, 1997

**    ANNUALIZED

***    PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+     DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
     WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++    THE PER SHARE DATA OF THE FINANCIAL HIGHLIGHTS TABLE IS CALCULATED USING
     THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

                                                            PROSPECTUS  23
                                                                        --------

FINANCIAL HIGHLIGHTS

                                         U.S. GOVERNMENT
                                           MONEY MARKET                  OTC                PRECIOUS METALS+++
                                     ------------------------  ------------------------  ------------------------
                                                   PERIOD                    PERIOD                    PERIOD
                                     YEAR ENDED     ENDED      YEAR ENDED     ENDED      YEAR ENDED     ENDED
                                     DECEMBER     DECEMBER     DECEMBER     DECEMBER     DECEMBER     DECEMBER
                                        31,          31,          31,          31,          31,          31,
                                       1998         1997*        1998         1997*        1998         1997*
                                     -----------  -----------  -----------  -----------  -----------  -----------
Per Share Operating Performance:++
Net Asset Value -- Beginning of
 Period............................    $ 10.32      $ 10.00     $  10.65      $ 10.00     $   7.02      $ 10.00
                                       -------      -------     --------      -------     --------      -------
Net Investment Income (Loss).......        .08          .31         (.40)        (.09)        (.16)        (.11)
  Net Realized and Unrealized Gains
   (Losses) on Securities..........        .00          .01         9.32          .74        (1.05)       (2.87)
                                       -------      -------     --------      -------     --------      -------
  Net Increase (Decrease) in Net
   Asset Value Resulting from
   Operations......................        .08          .32         8.92          .65        (1.21)       (2.98)
  Dividends to Shareholders from
   Net Investment Income...........       (.01)         .00          .00          .00          .00          .00
  Distributions (from capital
   gains)..........................        .00          .00          .00          .00          .00          .00
  Adjustment due to
   Reorganization..................      (9.39)         .00          .00          .00          .00          .00
                                       -------      -------     --------      -------     --------      -------
  Net Increase (Decrease) in Net
   Asset Value.....................      (9.32)         .32         8.92          .65        (1.21)       (2.98)
                                       -------      -------     --------      -------     --------      -------
Net Asset Value -- End of Period...    $  1.00      $ 10.32     $  19.57      $ 10.65     $   5.81      $  7.02
                                       =======      =======     ========      =======     ========      =======
Total Investment Return............       2.22%                    83.76%                   (17.24)%
Ratios to Average Net Assets
  Gross Expenses...................       2.99%        6.82%**      2.96%        9.07%**      3.39%        9.76%**
  Net Expenses.....................       2.67%        2.20%**      2.96%        2.80%**      3.23%        2.80%**
  Net Investment Income (Loss).....       2.61%        3.34%**     (2.67)%      (1.22)%**     (2.31)%     (2.19)%**
Supplementary Data:
  Portfolio Turnover Rate***.......          0%           0%     1077.49%      449.91%     1739.23%      913.83%
  Net Assets, End of Period
   (000's omitted).................    $40,971      $17,903     $ 22,038      $ 2,367     $  2,695      $   518

------------

* COMMENCEMENT OF OPERATIONS: U.S. GOVERNMENT MONEY MARKET AND OTC -- MAY 7, 1997; PRECIOUS METALS -- MAY 29, 1997

**    ANNUALIZED

***    PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

++    THE PER SHARE DATA OF THE FINANCIAL HIGHLIGHTS TABLE IS CALCULATED USING
     THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

+++   PRIOR TO OCTOBER 1, 1999, THE PRECIOUS METALS FUND'S OBJECTIVE WAS TO
     PROVIDE INVESTMENT RESULTS THAT CORRESPONDED TO A BENCHMARK FOR PRECIOUS METALS-RELATED SECURITIES.

------
24  PROSPECTUS

FINANCIAL HIGHLIGHTS

                                                                        U.S. GOVERNMENT BOND
                                                    ------------------------------------------------------------
                                                                                                           MAY
                                                                                                JUNE       29,
                                                                   AUGUST 18,     JULY 29,      24,        1997
                                                    YEAR ENDED      1997 TO       1997 TO      1997 TO      TO
                                                    DECEMBER       DECEMBER       AUGUST        JULY       JUNE
                                                       31,            31,           12,         14,         5,
                                                      1998           1997+         1997+       1997+      1997+*
                                                    -----------    -----------    ---------    -------    ------
Per Share Operating Performance:++
Net Asset Value -- Beginning of Period..........     $  11.82        $ 10.70       $10.92      $10.44     $10.00
                                                     --------        -------       ------      ------     ------
  Net Investment Income.........................          .24            .15          .02         .10        .00
  Net Realized and Unrealized Gains (Losses) on
   Securities...................................         1.28            .97         (.38)        .13        .15
                                                     --------        -------       ------      ------     ------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations....................         1.52           1.12         (.36)        .23        .15
  Dividends to Shareholders from Net Investment
   Income.......................................         (.06)           .00          .00         .00        .00
  Distributions (from capital gains)............          .00            .00          .00         .00        .00
                                                     --------        -------       ------      ------     ------
  Net Increase (Decrease) in Net Asset Value....         1.46           1.12         (.36)        .23        .15
                                                     --------        -------       ------      ------     ------
Net Asset Value -- End of Period................     $  13.28        $ 11.82       $10.56      $10.67     $10.15
                                                     ========        =======       ======      ======     ======
Total Investment Return.........................        12.86%
Ratios to Average Net Assets
  Gross Expenses................................         2.71%          8.47%**     49.63%**    12.68%**    5.43%**
  Net Expenses..................................         2.71%          2.40%**      2.40%**     2.40%**    2.40%**
  Net Investment Income.........................         1.92%          3.49%**      3.80%**     7.94%**    1.86%**
Supplementary Data:
  Portfolio Turnover Rate***....................      1462.79%        760.78%           0%          0%         0%
  Net Assets, End of Period (000's omitted).....     $  4,973        $   892       $   --      $   --     $   --

------------

*     COMMENCEMENT OF OPERATIONS: U. S. GOVERNMENT BOND -- MAY 29, 1997

**    ANNUALIZED

***    PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+     DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
     WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++    THE PER SHARE DATA OF THE FINANCIAL HIGHLIGHTS TABLE IS CALCULATED USING
     THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

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  26  PROSPECTUS

BENCHMARK INFORMATION

NEITHER THE NOVA FUND NOR THE URSA FUND IS SPONSORED, ENDORSED, SOLD, OR PROMOTED BY STANDARD & POOR'S CORP. (S&P); AND THE OTC FUND IS NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY NASDAQ OR ANY OF NASDAQ'S AFFILIATES (NASDAQ AND ITS AFFILIATES HEREINAFTER COLLECTIVELY REFERRED TO AS "NASDAQ").

NEITHER THE S&P NOR THE NASDAQ MAKE ANY REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING THE ADVISABILITY OF INVESTING IN INDEX FUNDS OR THE ABILITY OF THE S&P 500 INDEX AND THE NASDAQ 100 INDEX-TM-, RESPECTIVELY, TO TRACK GENERAL STOCK MARKET PERFORMANCE.

NEITHER THE S&P NOR THE NASDAQ GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX AND THE NASDAQ 100 INDEX-TM-, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

NEITHER THE S&P NOR THE NASDAQ MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE NASDAQ 100 INDEX-TM-, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

NEITHER THE S&P NOR THE NASDAQ MAKE ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX, THE NASDAQ 100 INDEX-TM-, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

Additional information about the Funds is included in a Statement of Additional
    Information dated May 1, 1999 (the "SAI"), which contains more detailed information about the Funds. The SAI has been filed with the Securities and
     Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains a Web site ("http:// www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330).
 You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference
     Section, Washington, D.C. 20549-6009. To help you to obtain additional information, the Funds' SEC registration number is 811-08821.

  You may obtain a copy of the SAI or the annual or semi-annual reports of the Trust without charge by calling 1-301-468-8520 collect or by writing to PADCO
   Service Company, Inc., at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. Additional information about the investments of the Funds is available in the annual and semi-annual reports. Also, in the annual report of the Funds, you will find a discussion of the market conditions and investment strategies that significantly affected performance during the last fiscal year.

--------------------------------------------------------------------------------

       NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN
CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR PADCO ADVISORS II,
    INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY
               JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.